Exhibit 99.1
September 8, 2011
Gordon T. Hall
Chairman of the Board
Exterran Holdings, Inc.
16666 Northchase Drive
Houston, Texas 77060
Dear Gordon:
This letter is to notify you that I hereby resign from the Board of Directors of Exterran Holdings, Inc. (the “Company”), effective September 8, 2011.
Please be advised that I have no disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Sincerely,

/s/ Janet F. Clark Janet F. Clark
cc: Donald C. Wayne, Senior Vice President, General Counsel and Secretary